EXHIBIT 10.8

FOURTH AMENDMENT TO THE AMENDED
AND RESTATED GROUND LEASE AGREEMENT

This Fourth Amendment to the Amended and Restated Ground Lease Agreement (the "Fourth Amendment") is made and entered into effective as of July 1, 2013 by and between Primm South Real Estate Company, a Nevada corporation ("Landlord") and The Primadonna Company, LLC, a Nevada limited-liability company, successor in interest by merger to The Primadonna Corporation, a Nevada corporation ("Tenant").

R E C I T A L S:

A.    Landlord and Tenant entered into an Amended and Restated Ground Lease Agreement effective as of July 1, 1993, and as thereafter amended by the First Amendment to the Amended and Restated Ground Lease Agreement and Consent and Waiver dated August 25, 1997, the Second Amendment to the Amended and Restated Ground Lease Agreement dated July 1, 2002 and the Third Amendment to the Amended and Restated Ground Lease Agreement dated September 14, 2004 (hereinafter referred to collectively as the “Lease”). All capitalized terms not otherwise defined in this Fourth Amendment shall have the meanings set forth in the Lease.

B. Tenant was granted an Exclusivity Covenant under Subsection 5.2 of the Lease. The Exclusivity Covenant was renewable by Tenant in ten year increments. The last ten year increment was from July 1, 2003 through June 30, 2013. Landlord granted Tenant an extension of time to exercise Tenant’s right to renew the Exclusivity Covenant for the ten year increment July 1, 2013 through June 30, 2023. On January 3, 2014, Tenant declined to exercise its right to renew the Exclusivity Covenant.

B.    Landlord and Tenant desire to amend the Lease as it relates to the Exclusivity Covenant.

A G R E E M E N T:

Now, therefore, based upon the foregoing Recitals, the mutual promises contained herein, and other valuable consideration, Landlord and Tenant agree as follows:

1.Landlord and Tenant agree that provisions of Subsection 5.2 of the Lease terminated effective July 1, 2013.

2.Landlord and Tenant agree to execute, acknowledge and record an Amended Memorandum of Lease in the form and content attached hereto as Exhibit “P” which is incorporated herein by reference.

3.The Lease, as amended hereby, shall remain in full force and effect. If and to the extent any terms of this Fourth Amendment are contrary or inconsistent with terms of the Amended and Restated Ground Lease Agreement, the First Amendment to the Amended and Restated Ground Lease Agreement, or the Second Amendment to the Amended and Restated Ground Lease Agreement or the Third Amendment to the Amended and Restated Ground Lease Agreement, the terms of this Fourth Amendment shall govern.

In Witness Whereof, Landlord and Tenant have executed this Fourth Amendment to the Amended and Restated Ground Lease intending it to be effective as of the day and year first written above.

Landlord:

Primm South Real Estate Company,
a Nevada corporation

By: ___________________________________

Title: __________________________________

Dated: ________________________, 2014

Tenant:

The Primadonna Company, LLC,
a Nevada limited liability company

By: _________________________________

Title: _______________________________

Dated: _______________________________

[Notary blocks follow on next page.]

STATE OF ___________    )
) ss
COUNTY _____________    )

This Fourth Amendment to the Amended and Restated Ground Lease Agreement instrument was acknowledged before me on the ____ day of _______________, 2014, by _______________________, as ____________________ of Primm South Real Estate Company.

_________________________________
Notary Public

My Commission expires: _____________

STATE OF NEVADA    )
) ss
COUNTY _____________    )

This Fourth Amendment to the Amended and Restated Ground Lease Agreement was acknowledged before me on the ____ day of _______________, 2014, by __________________________, as ___________________ of The Primadonna Company, LLC.

_________________________________
Notary Public

My Commission expires:______________

EXHIBIT “P”

APN: 237-08-201-001
237-08-301-002
237-08-301-003
237-08-501-003
237-08-501-004
237-08-501-006
237-08-501-007
237-08-601-002
237-08-601-003
237-08-601-004
237-08-601-006
237-08-701-001
237-08-701-002
237-08-801-001
237-08-801-002
237-09-601-001
237-09-101-001
237-09-201-001
237-10-000-002

When recorded, mail to:
Marilyn L. Skender, Esq.
5420 Kietzke Lane, Suite 108
Reno, NV 89511

MEMORANDUM OF FOURTH AMENDMENT TO THE AMENDED
AND RESTATED GROUND LEASE AGREEMENT

This Memorandum of Fourth Amendment to the Amended and Restated Ground Lease Agreement (the "Memorandum") is made and entered into this ________ day of ____________, 2014, by and between Primm South Real Estate Company, a Nevada corporation ("Landlord") and The Primadonna Company, LLC, a Nevada limited-liability company, successor in interest by merger to The Primadonna Corporation, a Nevada corporation ("Tenant") to give notice to third parties of an amendment to a certain lease and certain rights and obligations of Landlord and Tenant therein.

R E C I T A L S:

A.    Landlord and Tenant entered into an Amended and Restated Ground Lease Agreement effective as of July 1, 1993 (“1993 Lease”), a First Amendment to the Amended and Restated Ground Lease Agreement and Consent and Waiver dated August 25, 1997 (“First Amendment”), a Second Amendment to the Amended and Restated Ground Lease Agreement dated July 1, 2002 (“Second Amendment”) and a Third Amendment to the Amended and Restated Ground Lease Agreement dated September 14, 2004 (“Third Amendment”).

B.    Landlord and Tenant entered into a Fourth Amendment to the 1993 Lease by a document entitled “Fourth Amendment to the Amended and Restated Ground Lease Agreement” dated effective as of July 1, 2013 (the “Fourth Amendment”). The 1993 Lease as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment is referred to collectively in this Memorandum as the “Lease.” All capitalized or defined terms not otherwise defined in this Memorandum shall have the meanings set forth in the Lease.

C.     The 1993 Lease is the subject matter of that certain Memorandum of Lease recorded on December 21, 1993 in Book 931221, as Document No. 1050 Official Records of Clark County, Nevada and recorded on December 21, 1993 as Document No. 93-554710 Official Records of San Bernardino County, California (the “1993 Memorandum”).

D.     The Second Amendment is the subject matter of that certain Amendment of Memorandum of Lease recorded on September 15, 1997, Book 970915 as Document No. 00518 of the Official Records of Clark County, Nevada and recorded on September 15, 1997 as Document No. 19970337976 Official Records of San Bernardino County, California.

E. The Third Amendment is the subject matter of that certain Amendment of Memorandum of Lease recorded on September 16, 2004, as Document No. 20040916-0004416 of the Official Records of Clark County, Nevada and recorded on _________________, 2004 as Document No. _____________________ Official Records of San Bernardino County, California.

F.    Landlord and Tenant, by this Memorandum, are providing record notice of the Fourth Amendment to all third parties, and of certain specific provisions therein.

A G R E E M E N T:

Now, therefore, Landlord and Tenant give notice of the following

1. The recitals set forth above are incorporated herein by this reference.

2.The provisions of the Lease as set forth Section 6 of the 1993 Memorandum captioned “Exclusivity Covenant” terminated effective as of July1, 2013.

3. This Memorandum is made in accordance with the Fourth Amendment and is prepared for the purposes of recordation and notice only, and shall not alter or affect in any way the rights and obligations of the parties under the Lease. The provisions herein are not intended to be identical to provisions set forth in the Fourth Amendment, and instead are intended by the parties solely to highlight certain obligations and rights. In the event of any inconsistency between this Memorandum and the Lease, the terms of the Lease shall govern.

4.     This Memorandum shall be recorded with the County Recorders of Clark County, Nevada, and San Bernardino County, California. No other recordation of this Memorandum shall be made by either party without the written consent of the other party.

5.     The 1993 Lease, First Amendment, Second Amendment and Third Amendment are the subject of previously recorded memorandums. This Memorandum supercedes and replaces previously recorded memorandums only to the extent this Memorandum is inconsistent with any previously recorded documents; otherwise the notice given by such previously recorded memorandums shall remain in full force and effect.

In Witness Whereof, Landlord and Tenant have executed this Memorandum of Fourth Amendment to the Amended and Restated Ground Lease Agreement.

Landlord:

Primm South Real Estate Company,
a Nevada corporation

By: ___________________________________

Title: __________________________________

Dated: ________________________, 2014

Tenant:

The Primadonna Company, LLC,
a Nevada limited liability company

By: _________________________________

Title: _______________________________

Dated: _________________________, 2014

[Notary blocks follow on next page.]

STATE OF ___________    )
) ss
COUNTY _____________    )

This Memorandum of Fourth Amendment to the Amended and Restated Ground Lease Agreement instrument was acknowledged before me on the ____ day of _______________, 2014, by _______________________, as ____________________ of Primm South Real Estate Company.

_________________________________
Notary Public

My Commission expires: _____________

STATE OF NEVADA    )
) ss
COUNTY _____________    )

This Memorandum of Fourth Amendment to the Amended and Restated Ground Lease Agreement was acknowledged before me on the ____ day of _______________, 2014, by __________________________, as ___________________ of The Primadonna Company, LLC.

_________________________________
Notary Public

My Commission expires: ______________